UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05914

Templeton Global Opportunities Trust
(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

 (Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500

Date of fiscal year end: _12/31__

Date of reporting period:  6/30/16_

Item 1. Reports to Stockholders.

Semiannual Report
and Shareholder Letter
June 30, 2016

Templeton Global Opportunities Trust

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents
Semiannual Report
Templeton Global Opportunities Trust	3
Performance Summary	7
Your Fund’s Expenses	9
Financial Highlights and Statement of Investments	10
Financial Statements	17
Notes to Financial Statements	20
Shareholder Information	28

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Templeton Global Opportunities Trust

This semiannual report for Templeton Global Opportunities Trust covers the period ended June 30, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of companies located anywhere in the world, including developing or emerging markets.

Performance Overview

The Fund’s Class A shares had a -3.15% cumulative total return for the six months under review. In comparison, the MSCI All Country World Index (ACWI), which measures stock market performance in global developed and emerging markets, generated a +1.58% total return.1 Please note performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the six months under review. An improvement in commodity prices including a rally in crude oil prices, accommodative monetary policy from various global central banks, finalization of the new debt deal for Greece and encouraging Chinese trade data toward period-end boosted market sentiment. However, global equity market volatility increased after the U.S. Federal Reserve’s (Fed’s) June decision to keep its federal funds target range unchanged, while providing a cautious stance on further interest rate hikes. In addition, global economic concerns and the U.K.’s historic referendum to leave the European Union (EU), also known as the “Brexit,” contributed to volatile global stock markets.

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Oil prices fell at the beginning of the review period, largely due to strong global supply, but recovered in the period’s second half amid oilfield outages and continued demand growth. Meanwhile, commodity prices increased for most of the review period as oversupply for a host of commodities shrank and the market appeared to be on the path of rebalancing after hitting a glut-induced bottom earlier in the year. Gold prices continued to rise following the Brexit referendum as some investors turned to safe haven investing. The U.S. dollar generally depreciated against most currencies during the period, which increased returns of many foreign assets in U.S. dollar terms. In this environment, global developed market stocks overall, as measured by the MSCI World Index, rose slightly during the period.

The U.S. economy grew moderately, as measured by gross domestic product (GDP) in 2016’s first and second quarters, driven by consumer spending and exports. A decline in private inventory investment and nonresidential fixed investment contributed to the moderation. The Fed maintained its target

1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI), which begins on page 13.

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TEMPLETON G LOBAL O PPORTUNITIES TRUST

Top 10 Countries
6/30/16

% of Total
Net Assets
U.S.	31.7%
U.K.	10.3%
China	9.0%
South Korea	7.8%
France	7.0%
Japan	3.7%
India	3.6%
Netherlands	3.6%
Germany	3.5%
Switzerland	2.3%

interest rate during the review period after raising it for the first time in nine years at its December meeting. The Fed kept its target rate unchanged in its June meeting mainly due to a substantial slowdown in job additions toward period-end. The Fed expects economic conditions to evolve in a manner that could warrant only gradual increases in the federal funds rate.

In Europe, slower U.K. economic growth continued in 2016’s first quarter as output slowed in construction, production and agriculture. Immediate effects of the Brexit materialized as U.K. stocks significantly declined and the pound sterling hit a three-decade low amid intensified selling. Credit rating agencies Standard & Poor’s and Fitch also downgraded the U.K.’s credit rating. In the eurozone, despite investors’ concerns about banking sector weakness, low corporate earnings and post-Brexit political repercussions, some regions benefited due to rising consumer spending resulting from a cheaper euro, low inflation and signs of sustained economic growth. The euro-zone’s annual inflation rate remained in negative territory for most of the review period; however, it rose marginally above zero in June.

Japan’s economy posted mixed results, contracting in 2015’s fourth quarter stemming from declining private and household consumption. However, the economy expanded during 2016’s first quarter as private consumption increased and business investment decreased less than initially believed. The Bank of Japan (BOJ) took several actions during the review period. In January, to boost lending and support inflation, the BOJ introduced a negative interest rate on excess reserves held at the central bank by financial institutions. In April, the BOJ further reduced its GDP and inflation forecasts for fiscal year 2016, and decided against additional quantitative easing measures. However, after the U.K.’s vote in June to leave the EU, the BOJ hinted at carrying out flexible open market operations to stabilize its financial markets.

Top Sectors/Industries
6/30/16
% of Total
Net Assets
Banks	12.9%
Oil, Gas & Consumable Fuels	10.2%
Pharmaceuticals	9.9%
Insurance	5.0%
Energy Equipment & Services	5.0%
Biotechnology	4.2%
Technology Hardware, Storage & Peripherals	4.0%
Software	3.8%
Auto Components	3.5%
Wireless Telecommunication Services	2.9%

In emerging markets, economic growth generally moderated during the review period. Brazil’s economy witnessed its longest recession since the 1930s amid political and economic turmoil, while Russia’s economy continued to contract. The Bank of Russia reduced its key interest rate in an attempt to revive its economy. China’s economic growth slowed marginally in 2016’s first quarter compared to the previous quarter, but remained largely in line with the government’s target. The People’s Bank of China cut its cash reserve requirement ratio for the country’s banks and effectively devalued the renminbi against the U.S. dollar to the lowest level in more than five years. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose for the six-month period.

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins and liquidation value. As we look worldwide, we consider specific companies, rather than sectors or countries, to make our investment decisions.

Manager’s Discussion

Although the Fund underperformed its benchmark, the MSCI ACWI, during the six months under review, stock selection in Asia contributed to relative returns. Within Asia, stock selection in Thailand and India, as well as an overweighting and stock selection in South Korea, contributed to relative performance. Stock selection in Latin America, particularly in Mexico, aided relative performance.

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On a sector basis, an overweighting in energy, especially in oil, gas and consumable fuels, and stock selection in information technology (IT), especially in technology hardware, storage and peripherals, helped relative returns.2 Positioning in materials also aided relative results.3

In energy, key contributors included overweightings in oilfield services company Halliburton (U.S.) and oil and gas company PTT Exploration & Production (Thailand). An off-benchmark investment in oil and gas explorer and producer Petroleo Brasi-leiro (Brazil), commonly known as Petrobras, also helped relative results. Shares of the Brazilian oil giant rose as the company sold stakes in its businesses in Argentina and Chile and announced cost-saving plans. Further supporting Petrobras’ shares were a rebound in crude oil prices, the Brazilian real’s appreciation and improved business sentiment.

Within IT, an overweighting in multinational electronics company Samsung Electronics (South Korea) helped relative results. Its shares rose after the company reported profits for 2015’s fourth quarter and 2016’s first quarter. Robust sales of Samsung’s new flagship models, the Galaxy S7 and the Galaxy S7 Edge, bolstered the company’s first quarter operating performance. In the materials sector, overweightings in metals and mining firm Industrias Penoles (Mexico) and steel manufacturer POSCO (South Korea) contributed to relative results. POSCO, one of the world’s largest steelmakers, reported stronger-than-expected first quarter profits, driven largely by a rally in steel prices as China’s economy appeared to stabilize.

In other sectors, key contributors to relative performance included off-benchmark investments in biotechnology firm Biocon (India) and truck manufacturer Navistar International (U.S.). Additionally, overweightings in cigarette manufacturer Gudang Garam (Indonesia), luxury goods retailer Michael Kors Holdings4 (U.S.) and health care providers and services company Sinopharm Group (China) aided relative returns.

In contrast, key detractors from the Fund’s relative performance included stock selection and an overweighting in Europe, particularly in the U.K., the Netherlands and Italy, as well as stock selection in Switzerland. Stock selection and an

Top 10 Holdings
6/30/16
Company	% of Total
Sector/Industry, Country	Net Assets
Samsung Electronics Co. Ltd.	2.3%
Technology Hardware, Storage & Peripherals,
South Korea
Halliburton Co.	2.1%
Energy Equipment & Services, U.S.
Teva Pharmaceutical Industries Ltd.	1.8%
Pharmaceuticals, Israel
Hana Financial Group Inc.	1.7%
Banks, South Korea
Amgen Inc.	1.7%
Biotechnology, U.S.
KB Financial Group Inc.	1.7%
Banks, South Korea
Roche Holding AG	1.6%
Pharmaceuticals, Switzerland
JPMorgan Chase & Co.	1.6%
Banks, U.S.
Microsoft Corp.	1.5%
Software, U.S.
Comcast Corp.	1.5%
Media, U.S.

underweighting in North America, especially in the U.S., hindered relative results. In the Middle East, an overweighting in Israel weighed on relative results. Although the Fund’s Asian holdings overall contributed to relative performance, an overweighting in China detracted.

On a sector basis, stock selection in financials was a major detractor from relative performance.5 Within financials, stock selection and an overweighting in banks and insurance companies weighed on relative returns. Stock selection and an overweighting in health care, especially in pharmaceuticals, also hurt results.6 Other key sector detractors included stock selection in industrials and telecommunication services and an underweighting in consumer staples.7

2. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI. The IT sector comprises communications equipment; electronic equipment, instruments and components; Internet software and services; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI.
3. The materials sector comprises chemicals, construction materials, containers and packaging, and metals and mining in the SOI.
4. Not held at period-end.
5. The financials sector comprises banks, capital markets, consumer finance, insurance, and real estate management and development in the SOI.
6. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.
7. The industrials sector comprises aerospace and defense, airlines, building products, commercial services and supplies, industrial conglomerates and machinery in the SOI.
The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI. The consumer staples sector comprises food and staples retailing, household products and tobacco in the SOI.

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TEMPLETON G LOBAL O PPORTUNITIES TRUST

Within financials, overweighted positions in banking firms UniCredit (Italy), Barclays (U.K.) and Credit Agricole (France); insurance companies Aviva (U.K.) and Aegon (Netherlands); and capital market firm Credit Suisse Group (Switzerland) hindered relative performance. UniCredit’s share price declined along with the European financials sector in early 2016 due to investor concerns about weak credit demand in the eurozone and the impact of negative interest rates on banks’ earnings. Further hurting UniCredit’s shares were lower first quarter earnings and investor concerns about the bank’s capital strength and the potential for higher loan-loss provisions for Italian banks. Much of the decline in Barclays’ stock price was due to industry-wide concerns related to slow economic growth, future earnings and capital adequacy. Also hurting Barclay’s stock was a disappointing strategic update in early March about limited downsizing of the investment banking unit and a dividend cut to fund an accelerated rundown of non-core activities. In June, the bank’s stock hit its lowest level since the global financial crisis, as the U.K.’s decision to leave the EU led to concerns about political and economic fallout and the British pound’s depreciation.

In the health care sector, an off-benchmark position in pharmaceutical retailer and distributor Universal Health International Group Holding4 (China) and overweightings in pharmaceutical companies Teva Pharmaceutical Industries (Israel) and Allergan (U.S.) weighed on relative returns. In other sectors, an overweighting in multiline retail firm Marks & Spencer Group (U.K.) and an off-benchmark holding in auto components manufacturer Unipres (Japan) dampened results. Marks & Spencer’s share price fell as investors worried that the new chief executive officer’s plans to reduce prices at the clothing division could affect profitability.

Thank you for your continued participation in Templeton Global Opportunities Trust. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfo-
lio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representa-
tion or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of June 30, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)	6/30/16	12/31/15		Change
A (TEGOX)	$17.24	$17.80	-$	0.56
C (TEGPX)	$16.76	$17.37	-$	0.61
Advisor (FGOZX)	$17.23	$17.77	-$	0.54

Performance1

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Advisor Class: no sales charges;

	Cumulative	Average Annual	Value of $10,000	Total Annual Operating Expenses[5]
Share Class	Total Return[2]	Total Return[3]	Investment[4]	(with waiver)	(without waiver)
A				1.31%	1.35%
6-Month	-3.15%	-8.73%	$9,127
1-Year	-12.66%	-17.67%	$8,233
5-Year	+10.25%	+0.77%	$10,390
10-Year	+31.85%	+2.20%	$12,426
C				2.06%	2.10%
6-Month	-3.51%	-4.48%	$9,552
1-Year	-13.30%	-14.11%	$8,589
5-Year	+6.20%	+1.21%	$10,620
10-Year	+22.40%	+2.04%	$12,240
Advisor Class[6]				1.06%	1.10%
6-Month	-3.04%	-3.04%	$9,696
1-Year	-12.47%	-12.47%	$8,753
5-Year	+11.65%	+2.23%	$11,165
10-Year	+34.28%	+2.99%	$13,428

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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TEMPLETON G LOBAL O PPORTUNITIES TRUST
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors. In addition, smaller company stocks have historically experienced more price volatility than larger company stocks, especially over the short term. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as promised. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The investment manager has contractually agreed to waive its fee so that the management fee for the fund does not exceed 0.85% through 4/30/17. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Effective 5/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the fol-
lowing methods of calculation: (a) For periods prior to 5/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +67.86% and +7.50%.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 1/1/16	Value 6/30/16	Period* 1/1/16–6/30/16
A
Actual	$1,000	$968.50	$6.66
Hypothetical (5% return before expenses)	$1,000	$1,018.10	$6.82
C
Actual	$1,000	$964.90	$10.31
Hypothetical (5% return before expenses)	$1,000	$1,014.37	$10.57
Advisor
Actual	$1,000	$969.60	$5.44
Hypothetical (5% return before expenses)	$1,000	$1,019.34	$5.57

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.36%;
C: 2.11%; and Advisor: 1.11%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Financial Highlights
	Six Months Ended		Year Ended December 31,
	June 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$17.80	$20.58	$23.32	$18.72	$15.57	$17.72
Income from investment operations[a]:
Net investment income[b]	0.25 [c]	0.21	0.36 [d]	0.22	0.27	0.28
Net realized and unrealized gains (losses)	(0.81)	(1.80)	(1.29)	4.59	3.19	(2.14)
Total from investment operations	(0.56)	(1.59)	(0.93)	4.81	3.46	(1.86)
Less distributions from:
Net investment income	—	(0.12)	(0.48)	(0.21)	(0.31)	(0.29)
Net realized gains	—	(1.07)	(1.33)	—	—	—
Total distributions	—	(1.19)	(1.81)	(0.21)	(0.31)	(0.29)
Net asset value, end of period	$17.24	$17.80	$20.58	$23.32	$18.72	$15.57

Total return[e]	(3.15)%	(7.77)%	(4.06)%	25.75%	22.27%	(10.48)%

Ratios to average net assets[f]
Expenses before waiver and payments by
affiliates	1.38%	1.35%	1.31%	1.32%	1.35%	1.33%
Expenses net of waiver and payments by
affiliates	1.36%	1.35%[g]	1.31%	1.32%	1.35%	1.33%
Net investment income	2.97%[c]	1.06%	1.52%[d]	1.04%	1.58%	1.61%

Supplemental data
Net assets, end of period (000’s)	$358,414	$388,633	$471,936	$583,419	$625,145	$625,783
Portfolio turnover rate	11.40%	15.02%	23.19%	28.17%	20.13%	27.30%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
b Based on average daily shares outstanding.
c Net investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.25%.
d Net investment income per share includes approximately $0.15 per share related to income received in the form of special dividends in connection with certain Fund hold-
ings. Excluding this amount, the ratio of net investment income to average net assets would have been $0.88.
e Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
f Ratios are annualized for periods less than one year.
g Benefit of waiver and payments by affiliates rounds to less than 0.01%.

10 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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FINANCIAL H IGHLIGHTS

	Six Months Ended		Year Ended December 31,
	June 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$17.37	$20.14	$22.85	$18.40	$15.32	$17.41
Income from investment operations[a]:
Net investment income[b]	0.18 [c]	0.06	0.17 [d]	0.06	0.14	0.15
Net realized and unrealized gains (losses)	(0.79)	(1.74)	(1.25)	4.50	3.12	(2.08)
Total from investment operations	(0.61)	(1.68)	(1.08)	4.56	3.26	(1.93)
Less distributions from:
Net investment income	—	(0.02)	(0.30)	(0.11)	(0.18)	(0.16)
Net realized gains	—	(1.07)	(1.33)	—	—	—
Total distributions	—	(1.09)	(1.63)	(0.11)	(0.18)	(0.16)
Net asset value, end of period	$16.76	$17.37	$20.14	$22.85	$18.40	$15.32

Total return[e]	(3.51)%	(8.40)%	(4.79)%	24.83%	21.30%	(11.10)%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	2.13%	2.10%	2.06%	2.07%	2.10%	2.08%
Expenses net of waiver and payments by affiliates	2.11%	2.10%[g]	2.06%	2.07%	2.10%	2.08%
Net investment income	2.22%[c]	0.31%	0.77%[d]	0.29%	0.83%	0.86%

Supplemental data
Net assets, end of period (000’s)	$26,941	$29,718	$33,967	$39,007	$31,769	$30,862
Portfolio turnover rate	11.40%	15.02%	23.19%	28.17%	20.13%	27.30%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
b Based on average daily shares outstanding.
c Net investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.50%.
d Net investment income per share includes approximately $0.15 per share related to income received in the form of special dividends in connection with certain Fund hold-
ings. Excluding this amount, the ratio of net investment income to average net assets would have been $0.13.
e Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
f Ratios are annualized for periods less than one year.
g Benefit of waiver and payments by affiliates rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Semiannual Report 11

TEMPLETON G LOBAL OPPORTUNITIES TRUST
FINANCIAL H IGHLIGHTS

	Six Months Ended		Year Ended December 31,
June 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$17.77	$20.55	$23.30	$18.70	$15.56	$17.71
Income from investment operations[a]:
Net investment income[b]	0.27 [c]	0.27	0.40 [d]	0.25	0.31	0.34
Net realized and unrealized gains (losses)	(0.81)	(1.81)	(1.27)	4.62	3.19	(2.15)
Total from investment operations	(0.54)	(1.54)	(0.87)	4.87	3.50	(1.81)
Less distributions from:
Net investment income	—	(0.17)	(0.55)	(0.27)	(0.36)	(0.34)
Net realized gains	—	(1.07)	(1.33)	—	—	—
Total distributions	—	(1.24)	(1.88)	(0.27)	(0.36)	(0.34)
Net asset value, end of period	$17.23	$17.77	$20.55	$23.30	$18.70	$15.56

Total return[e]	(3.04)%	(7.53)%	(3.82)%	26.14%	22.53%	(10.22)%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	1.13%	1.10%	1.06%	1.07%	1.10%	1.08%
Expenses net of waiver and payments by affiliates	1.11%	1.10%[g]	1.06%	1.07%	1.10%	1.08%
Net investment income	3.22%[c]	1.31%	1.77%[d]	1.29%	1.83%	1.86%

Supplemental data
Net assets, end of period (000’s)	$8,208	$9,519	$12,734	$10,679	$6,726	$6,144
Portfolio turnover rate	11.40%	15.02%	23.19%	28.17%	20.13%	27.30%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
b Based on average daily shares outstanding.
c Net investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.50%.
d Net investment income per share includes approximately $0.15 per share related to income received in the form of special dividends in connection with certain Fund hold-
ings. Excluding this amount, the ratio of net investment income to average net assets would have been $1.13.
e Total return is not annualized for periods less than one year.
f Ratios are annualized for periods less than one year.
g Benefit of waiver and payments by affiliates rounds to less than 0.01%.

12 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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                                               TEMPLETON G LOBAL O PPORTUNITIES TRUST

Statement of Investments, June 30, 2016 (unaudited)

	Industry	Shares	Value
Common Stocks 93.1%
Australia 0.7%
Origin Energy Ltd	Oil, Gas & Consumable Fuels	620,370	$2,660,720
Belgium 0.4%
UCB SA	Pharmaceuticals	23,690	1,767,005
Brazil 0.6%
[a] Petroleo Brasileiro SA, ADR	Oil, Gas & Consumable Fuels	344,165	2,464,221
Canada 0.6%
Suncor Energy Inc	Oil, Gas & Consumable Fuels	79,428	2,203,157
China 9.0%
China Life Insurance Co. Ltd., H	Insurance	1,053,000	2,255,716
China Mobile Ltd	Wireless Telecommunication Services	327,400	3,745,175
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	10,477,610	4,672,651
CNOOC Ltd	Oil, Gas & Consumable Fuels	3,590,000	4,456,006
Digital China Holdings Ltd	Electronic Equipment, Instruments & Components	3,104,000	2,340,468
GCL-Poly Energy Holdings Ltd	Semiconductors & Semiconductor Equipment	14,929,000	1,962,709
Greatview Aseptic Packaging Co. Ltd	Containers & Packaging	5,197,000	2,458,351
Hilong Holding Ltd	Energy Equipment & Services	9,344,000	999,622
Shanghai Pharmaceuticals Holding Co. Ltd., H	Health Care Providers & Services	2,488,100	5,477,479
Sinopharm Group Co. Ltd	Health Care Providers & Services	936,800	4,461,556
Weichai Power Co. Ltd., H	Machinery	2,498,000	2,556,454
			35,386,187
France 7.0%
AXA SA	Insurance	153,024	3,024,161
BNP Paribas SA	Banks	81,703	3,605,232
Cie Generale des Etablissements Michelin, B	Auto Components	43,012	4,068,025
Compagnie de Saint-Gobain	Building Products	96,018	3,661,390
Credit Agricole SA	Banks	442,760	3,715,297
Sanofi	Pharmaceuticals	57,884	4,813,486
Total SA, B	Oil, Gas & Consumable Fuels	93,384	4,496,405
			27,383,996
Germany 3.5%
[a] Commerzbank AG	Banks	221,260	1,430,302
Deutsche Lufthansa AG	Airlines	228,900	2,675,331
HeidelbergCement AG	Construction Materials	35,100	2,628,580
Merck KGaA	Pharmaceuticals	44,950	4,542,690
Siemens AG, ADR	Industrial Conglomerates	22,694	2,328,177
			13,605,080
Hong Kong 1.9%
Kingboard Chemical Holdings Ltd	Electronic Equipment, Instruments & Components	1,580,500	3,133,112
NewOcean Energy Holdings Ltd	Oil, Gas & Consumable Fuels	9,838,200	3,208,198
Vinda International Holdings Ltd	Household Products	660,100	1,140,091
			7,481,401
India 3.6%
Biocon Ltd	Biotechnology	380,450	4,177,388
Hero Motocorp Ltd	Automobiles	77,520	3,649,838
Mahanagar Gas Ltd	Gas Utilities	15,670	97,729
Oberoi Realty Ltd	Real Estate Management & Development	800,336	3,216,577
Torrent Pharmaceuticals Ltd	Pharmaceuticals	153,259	3,116,885
			14,258,417

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Semiannual Report 13

TEMPLETON G LOBAL O PPORTUNITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares	Value
Common Stocks (continued)
Indonesia 0.5%
Gudang Garam Tbk PT	Tobacco	397,000	$2,073,264
Ireland 1.2%
CRH PLC	Construction Materials	158,607	4,577,192
Israel 1.8%
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	138,237	6,943,645
Italy 2.2%
Eni SpA	Oil, Gas & Consumable Fuels	205,165	3,306,536
Tenaris SA	Energy Equipment & Services	211,200	3,049,823
UniCredit SpA	Banks	1,011,719	2,212,226
			8,568,585
Japan 3.7%
Keihin Corp	Auto Components	140,400	2,124,863
Nissan Motor Co. Ltd	Automobiles	465,520	4,137,505
SoftBank Group Corp	Wireless Telecommunication Services	78,900	4,422,678
Sompo Japan Nipponkoa Holdings Inc	Insurance	61,000	1,593,885
Unipres Corp	Auto Components	141,200	2,238,145
			14,517,076
Luxembourg 0.7%
L’Occitane International SA	Specialty Retail	1,303,500	2,661,284
Mexico 0.9%
Industrias Penoles SA	Metals & Mining	149,045	3,558,917
Netherlands 3.6%
Aegon NV	Insurance	715,744	2,804,373
Akzo Nobel NV	Chemicals	60,428	3,780,852
[a] ASR Nederland NV	Insurance	120,100	2,592,782
ING Groep NV, IDR	Banks	318,980	3,249,842
NN Group NV	Insurance	64,602	1,777,925
			14,205,774
South Korea 7.8%
Hana Financial Group Inc	Banks	341,341	6,884,621
Hyundai Mobis Co. Ltd	Auto Components	24,643	5,387,196
KB Financial Group Inc	Banks	230,772	6,526,335
POSCO	Metals & Mining	16,729	2,924,244
Samsung Electronics Co. Ltd	Technology Hardware, Storage & Peripherals	7,313	9,040,222
			30,762,618
Spain 1.0%
Tecnicas Reunidas SA	Energy Equipment & Services	57,992	1,722,493
Telefonica SA	Diversified Telecommunication Services	247,636	2,325,346
			4,047,839
Switzerland 2.3%
Credit Suisse Group AG	Capital Markets	283,941	2,999,111
Roche Holding AG	Pharmaceuticals	23,920	6,275,906
			9,275,017
Taiwan 0.8%
Quanta Computer Inc	Technology Hardware, Storage & Peripherals	1,749,000	3,312,809
Thailand 1.1%
Bangkok Bank PCL, fgn	Banks	417,000	1,923,519
PTT Exploration and Production PCL, fgn	Oil, Gas & Consumable Fuels	1,047,700	2,498,431
			4,421,950

14 Semiannual Report

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TEMPLETON G LOBAL O PPORTUNITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares	Value
Common Stocks (continued)
Turkey 0.8%
[a] Turkcell Iletisim Hizmetleri AS, ADR	Wireless Telecommunication Services	341,135	$3,121,385
United Kingdom 10.3%
Aviva PLC	Insurance	601,900	3,161,337
BAE Systems PLC	Aerospace & Defense	621,325	4,341,208
Barclays PLC	Banks	1,099,742	2,032,425
BP PLC	Oil, Gas & Consumable Fuels	867,246	5,066,704
GlaxoSmithKline PLC	Pharmaceuticals	150,580	3,221,569
HSBC Holdings PLC	Banks	619,840	3,850,639
Kingfisher PLC	Specialty Retail	755,905	3,250,554
Lloyds Banking Group PLC	Banks	2,159,079	1,556,342
Marks & Spencer Group PLC	Multiline Retail	540,763	2,297,997
Noble Corp. PLC	Energy Equipment & Services	93,850	773,324
Petrofac Ltd	Energy Equipment & Services	254,290	2,631,185
Royal Dutch Shell PLC, A	Oil, Gas & Consumable Fuels	2,921	79,747
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	152,610	4,195,967
[a] Serco Group PLC	Commercial Services & Supplies	1,080,980	1,605,696
[a] Tesco PLC	Food & Staples Retailing	1,026,686	2,394,352
			40,459,046
United States 27.1%
Allegheny Technologies Inc	Metals & Mining	174,310	2,222,453
[a] Allergan PLC	Pharmaceuticals	19,640	4,538,608
[a] Alphabet Inc., A	Internet Software & Services	5,670	3,989,015
American International Group Inc	Insurance	49,120	2,597,957
Amgen Inc	Biotechnology	44,720	6,804,148
Apache Corp	Oil, Gas & Consumable Fuels	23,720	1,320,492
Baker Hughes Inc	Energy Equipment & Services	43,830	1,978,048
Capital One Financial Corp	Consumer Finance	62,570	3,973,821
[a] Chesapeake Energy Corp	Oil, Gas & Consumable Fuels	149,700	640,716
Chevron Corp	Oil, Gas & Consumable Fuels	33,390	3,500,274
Cisco Systems Inc	Communications Equipment	46,940	1,346,709
Citigroup Inc	Banks	129,780	5,501,374
Comcast Corp., A	Media	91,990	5,996,828
General Motors Co	Automobiles	65,290	1,847,707
Gilead Sciences Inc	Biotechnology	68,800	5,739,296
Halliburton Co	Energy Equipment & Services	184,610	8,360,987
Hewlett Packard Enterprise Co	Technology Hardware, Storage & Peripherals	112,220	2,050,259
HP Inc	Technology Hardware, Storage & Peripherals	112,220	1,408,361
JPMorgan Chase & Co	Banks	98,180	6,100,905
Macy’s Inc	Multiline Retail	81,060	2,724,427
Medtronic PLC	Health Care Equipment & Supplies	56,450	4,898,166
Microsoft Corp	Software	117,920	6,033,966
Morgan Stanley	Capital Markets	144,790	3,761,644
[a] Navistar International Corp	Machinery	252,930	2,956,752
Oracle Corp	Software	116,160	4,754,429
Pfizer Inc	Pharmaceuticals	107,064	3,769,723
Rockwell Collins Inc	Aerospace & Defense	22,470	1,913,096
SunTrust Banks Inc	Banks	51,370	2,110,280
Twenty-First Century Fox Inc., A	Media	138,810	3,754,810
			106,595,251
Total Common Stocks
(Cost $361,671,071)			366,311,836

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Semiannual Report 15

TEMPLETON G LOBAL O PPORTUNITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares	Value
Equity-Linked Securities 3.2%
United States 3.2%
[b] Goldman Sachs Group Inc. into Microsoft Corp.,
5.55%, 144A	Software	80,046	$4,048,134
[b] The Goldman Sachs Group Inc. into Applied
Materials Inc., 6.00%, 144A	Semiconductors & Semiconductor Equipment	201,954	4,483,339
[b] The Goldman Sachs Group Inc. into Cisco Systems
Inc., 5.70%, 144A	Communications Equipment	140,300	4,015,975
Total Equity-Linked Securities
(Cost $12,000,997)			12,547,448
Total Investments before Short Term
Investments
(Cost $373,672,068)			378,859,284

		Principal
		Amount
Short Term Investments
(Cost $5,499,969) 1.4%
U.S. Government and Agency
Securities 1.4%
United States 1.4%
[c] Farmer Mac Discount Note, 7/01/16		$5,500,000	5,500,000
Total Investments
(Cost $379,172,037) 97.7%			384,359,284
Other Assets, less Liabilities 2.3%			9,203,808
Net Assets 100.0%			$393,563,092

See Abbreviations on page 27.
a Non-income producing.
b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At
June 30, 2016, the aggregate value of these securities was $12,547,448, representing 3.2% of net assets.
c The security is traded on a discount basis with no stated coupon rate.

At June 30, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
					Contract	Settlement	Unrealized	Unrealized
Currency		Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Euro		GSCO	Buy	7,668,598	$8,513,677	7/05/16	$—	$(328)
Euro		GSCO	Sell	7,668,598	8,696,957	7/05/16	183,607	—
Euro		GSCO	Sell	28,651,949	32,288,168	7/21/16	460,977	—
Euro		GSCO	Sell	7,668,598	8,522,573	8/05/16	—	(598)
Total Forward Exchange Contracts							$644,584	$(926)
	Net unrealized appreciation (depreciation)						$643,658

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

16	Semiannual Report |	The accompanying notes are an integral part of these financial statements.					franklintempleton.com

TEMPLETON G LOBAL O PPORTUNITIES TRUST

Financial Statements

Statement of Assets and Liabilities
June 30, 2016 (unaudited)
Assets:
Investments in securities:
Cost			$379,172,037
Value			$384,359,284
Cash			203,998
Foreign currency, at value (cost $7,856,268)			7,846,655
Receivables:
Capital shares sold			144,246
Dividends and interest			1,217,777
European Union tax reclaims			312,174
Unrealized appreciation on OTC forward exchange contracts			644,584
Other assets			183
Total assets			394,728,901
Liabilities:
Payables:
Investment securities purchased			97,729
Capital shares redeemed			415,036
Management fees			280,267
Distribution fees			199,508
Transfer agent fees			73,464
Trustees’ fees and expenses			2,376
Unrealized depreciation on OTC forward exchange contracts			926
Accrued expenses and other liabilities			96,503
Total liabilities			1,165,809
Net assets, at value			$393,563,092
Net assets consist of:
Paid-in capital			$381,810,408
Undistributed net investment income			6,405,973
Net unrealized appreciation (depreciation)			5,785,603
Accumulated net realized gain (loss)		(438,892)
Net assets, at value			$393,563,092

Class A:
Net assets, at value			$358,413,737
Shares outstanding			20,789,522
Net asset value per share[a]			$17.24
Maximum offering price per share (net asset value per share ÷ 94.25%)			$18.29

Class C:
Net assets, at value			$26,941,224
Shares outstanding			1,607,938
Net asset value and maximum offering price per share[a]			$16.76

Advisor Class:
Net assets, at value			$8,208,131
Shares outstanding			476,377
Net asset value and maximum offering price per share			$17.23

[a] Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements.	| Semiannual Report	17

TEMPLETON G LOBAL O PPORTUNITIES TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended June 30, 2016 (unaudited)

Investment income:
Dividends (net of foreign taxes of $641,056)	$9,590,345
Interest	7,577
Income from securities loaned (net of fees and rebates)	9,363
Total investment income	8,607,285
Expenses:
Management fees (Note 3a)	1,777,039
Distribution fees: (Note 3c)
Class A	452,909
Class C	137,394
Transfer agent fees: (Note 3e)
Class A	263,726
Class C	20,002
Advisor Class	6,141
Custodian fees (Note 4)	23,020
Reports to shareholders	26,381
Registration and filing fees	40,545
Professional fees	54,812
Trustees’ fees and expenses	23,607
Other	13,863
Total expenses	2,839,439
Expenses waived/paid by affiliates (Note 3f and 3g)	(57,575)
Net expenses	2,781,864
Net investment income	5,825,421
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	1,206,712
Foreign currency transactions	(808,091)
Net realized gain (loss)	398,621
Net change in unrealized appreciation (depreciation) on:
Investments	(20,417,983)
Translation of other assets and liabilities denominated in foreign currencies	221,729
Change in deferred taxes on unrealized appreciation	49,499
Net change in unrealized appreciation (depreciation)	(20,146,755)
Net realized and unrealized gain (loss)	(19,748,134)
Net increase (decrease) in net assets resulting from operations	$(13,922,713)

18 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON G LOBAL O PPORTUNITIES TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2016	Year Ended
	(unaudited)	December 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$5,825,421	$4,888,014
Net realized gain (loss)	398,621	22,242,936
Net change in unrealized appreciation (depreciation)	(20,146,755)	(63,600,786)
Net increase (decrease) in net assets resulting from operations	(13,922,713)	(36,469,836)
Distributions to shareholders from:
Net investment income:
Class A	—	(2,516,102)
Class C	—	(25,145)
Advisor Class	—	(87,445)
Net realized gains:
Class A	—	(22,388,755)
Class C	—	(1,735,023)
Advisor Class	—	(547,441)
Total distributions to shareholders	—	(27,299,911)
Capital share transactions: (Note 2)
Class A	(17,712,704)	(25,524,466)
Class C	(1,702,787)	307,484
Advisor Class	(969,057)	(1,779,254)
Total capital share transactions	(20,384,548)	(26,996,236)
Net increase (decrease) in net assets	(34,307,261)	(90,765,983)
Net assets:
Beginning of period	427,870,353	518,636,336
End of period	$393,563,092	$427,870,353
Undistributed net investment income included in net assets:
End of period	$6,405,973	$580,552

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The accompanying notes are an integral part of these financial statements. | Semiannual Report 19

TEMPLETON G LOBAL O PPORTUNITIES TRUST

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Templeton Global Opportunities Trust (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

20 Semiannual Report

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TEMPLETON G LOBAL O PPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

d. Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

d. Equity-Linked Securities (continued)

underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

e. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2016, the Fund had no securities on loan.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2016, there were an unlimited number of shares of authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	June 30, 2016		December 31, 2015
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	751,163	$12,751,333	2,025,554	$41,241,274
Shares issued in reinvestment of distributions	—	—	1,158,972	20,924,520
Shares redeemed	(1,789,868)	(30,464,037)	(4,285,773)	(87,690,260)
Net increase (decrease)	(1,038,705)	$(17,712,704)	(1,101,247)	$(25,524,466)
Class C Shares:
Shares sold	41,291	$686,068	202,206	$3,994,684
Shares issued in reinvestment of distributions	—	—	94,786	1,669,563
Shares redeemed	(144,545)	(2,388,855)	(271,976)	(5,356,763)
Net increase (decrease)	(103,254)	$(1,702,787)	25,016	$307,484
Advisor Class Shares:
Shares sold	45,852	$785,963	99,831	$2,036,625
Shares issued in reinvestment of distributions	—	—	26,951	485,806
Shares redeemed	(105,102)	(1,755,020)	(210,771)	(4,301,685)
Net increase (decrease)	(59,250)	$(969,057)	(83,989)	$(1,779,254)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Investments (Asia) Limited (FTIA)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.900%	Up to and including $200 million
0.885%	Over $200 million, up to and including $700 million
0.850%	Over $700 million, up to and including $1 billion
0.830%	Over $1 billion, up to and including $1.2 billion
0.805%	Over $1.2 billion, up to and including $5 billion
0.785%	Over $5 billion, up to and including $10 billion
0.765%	Over $10 billion, up to and including $15 billion
0.745%	Over $15 billion, up to and including $20 billion
0.725%	In excess of $20 billion

For the period ended June 30, 2016, the annualized effective investment management fee rate was 0.893% of the Fund’s average daily net assets.

Under a subadvisory agreement, TAML and FTIA, affiliates of TIC, provide subadvisory services to the Fund. The subadvisory fee is paid by TIC based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Under an agreement with TIC, FT Services provides administrative services to the Fund. The fee is paid by TIC based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$10,459
CDSC retained	$172

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the period ended June 30, 2016, the Fund paid transfer agent fees of $289,869, of which $165,007 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment company, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate.

	Number							% of Affiliated
	of Shares			Number of				Fund Shares
	Held at			Shares Held	Value		Realized	Outstanding
	Beginning	Gross	Gross	at End	at End	Investment	Gain	Held at End
	of Period	Additions	Reductions	of Period	of Period	Income	(Loss)	of Period
Non-Controlled Affiliates
Institutional Fiduciary Trust
Money Market Portfolio	—	3,249,990	(3,249,990)	—	$ —	$ —	$ —	— %

g. Waiver and Expense Reimbursements

Effective March 1, 2016, TIC has contractually agreed in advance to limit the investment management fees to 0.85% of the average daily net assets of the Fund until April 30, 2017.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2016, there were no credits earned.

5. Income Taxes

At June 30, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$382,858,791
Unrealized appreciation	$79,477,008
Unrealized depreciation	(77,976,515)
Net unrealized appreciation (depreciation)	$1,500,493

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2016, aggregated $45,034,036 and $64,775,420, respectively.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

7. Concentration of Credit Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Other Derivative Information

At June 30, 2016, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives

Derivative Contracts
Not Accounted for as	Statement of Assets and		Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on	$644,584	Unrealized depreciation on	$926
	OTC forward exchange		OTC forward exchange
	contracts		contracts

For the period ended June 30, 2016, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Net Change in
Unrealized
Derivative Contracts		Net Realized		Appreciation
Not Accounted for as	Statement of	Gain (Loss)	Statement of	(Depreciation)
Hedging Instruments	Operations Locations	for the Period	Operations Locations	for the Period
	Net realized gain (loss) from:		Net change in unrealized
appreciation (depreciation) on:
Foreign exchange contracts	Foreign currency transactions	(889,501)[a]	Translation of other assets and	234,204	[a]
liabilities denominated in
foreign currencies
[a] Forward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the period ended June 30, 2016, the average month end fair value of derivatives represented 0.16% of average month end net assets. The average month end number of open derivative contracts for the period was 3.

See Note 1(c) regarding derivative financial instruments.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Temple-ton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2016, the Fund did not use the Global Credit Facility.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepay- ment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities
Equity Investments:[a,b]	$366,311,836	$—	$—	$366,311,836
Equity-Linked Securities	—	12,547,448	—	12,547,448
Short Term Investments	—	5,500,000	—	5,500,000
Total Investments in Securities	$366,311,836	$18,047,448	$—	$384,359,284
Other Financial Instruments
Forward Exchange Contracts	$—	$644,584	$—	$644,584

Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$926	$—	$926

[a]Includes common stocks.
[b]For detailed categories, see the accompanying Statement of Investments.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Counterparty	Selected Portfolio
GSCO Goldman Sachs Group, Inc.	ADR	American Depositary Receipt
	IDR	International Depositary Receipt

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 23, 2016, the Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “non-interested Trustees” or “independent Trustees”), approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, risk control, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Broadridge reports, which utilized data from Lipper, Inc. (Lipper), compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also received a report on all marketing support payments made by FTI to financial intermediaries during the past year, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders, other than as noted below with respect to investment performance and expenses. The Board’s opinion was based, in part, upon periodic reports furnished to it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided to Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Additionally, the Board noted the Manager’s continued attention to pricing and valuation issues, particularly with respect to complex securities. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took

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SHAREHOLDER INFORMATION

into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and steps taken by FTI to enhance analytical support to the investment management groups and provide additional oversight of liquidity risk and complex securities. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued introduction of new funds and reassessment of the fund offerings in response to the market environment.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Broadridge report furnished for the agreement renewal. The Broadridge report prepared for the Fund showed the investment performance of its Class A shares during 2015, as well as the previous 10 years ended December 31, 2015, in comparison to a performance universe consisting of the Fund and all retail and institutional global multi-cap value funds as selected by Lipper. The Broadridge report showed the Fund’s total return during 2015 to be in the lowest performing quintile of its Lipper performance universe, and on an annualized basis to be in the second-lowest performing quintile of such Lipper performance universe for the previous three- and five-year periods, and in the middle performing quintile of such universe for the previous 10-year period. The Board discussed with management the fact that this Fund invests more in emerging markets than many of its peers. They also reviewed ongoing work by the investment management team with FTI’s analytical resources with the goal of improving the Fund’s lagging performance. While expressing disappointment with the Fund’s recent performance, the Board found the Fund’s favorable long-term performance to be acceptable.

COMPARATIVE EXPENSES. Consideration was given to the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for funds having multiple share classes. Lipper’s expense comparison report showed the Fund’s contractual investment management fee rate to be within seven basis points of the median for the Lipper expense group and its actual total expense ratio to be approximately four basis points above the median for such expense group. Following discussion with management about such fees and expenses, management agreed to a waiver that would reduce the contractual management fee for the Fund from 89.2 basis points to 85 basis points, which is equal to the median fee rate of its Lipper expense group peers.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2015, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis,

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SHAREHOLDER INFORMATION

management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counter-parties. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The Fund’s investment management fee schedule is at the rate of 0.90% on the first $200 million of Fund net assets; 0.885% on the next $500 million of Fund net assets; and declines incrementally thereafter until being reduced to a fixed rate of 0.725% on net assets in excess of $20 billion. At the end of 2015, the Fund’s net assets were approximately $428 million. To the extent economies of scale may be realized by the Manager and its affiliates, and in view of the contractual cap on investment management fees agreed to by the Manager, the Board believed the schedule of management fees provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Wash-ington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

30 Semiannual Report

franklintempleton.com

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Semiannual Report and Shareholder Letter
Templeton Global Opportunities Trust

Investment Manager
Templeton Investment Counsel, LLC

Subadvisors
Templeton Asset Management Ltd.
Franklin Templeton Investments (Asia) Limited

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved.	415 S 08/16

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12 (a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.  N/A

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.   N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for

Closed-End Management Investment Companies.  N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL OPPORTUNITIES TRUST

By   /s/ LAURA F. FERGERSON

     Laura F. Fergerson

     Chief Executive Officer –

     Finance and Administration

Date  August 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By   /s/ LAURA F. FERGERSON

     Laura F. Fergerson

     Chief Executive Officer –

     Finance and Administration

Date  August 25, 2016

By   /s/ MARK H. OTANI

      Mark H. Otani

Chief Financial Officer and

      Chief Accounting Officer

Date  August 25, 2016